Second Quarter 2020 Earnings Presentation August 11, 2020

Safe Harbor Statement This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and that are subject to the safe harbors created by such sections. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including its impact of COVID-19 on our business, financial performance and operating results. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in this presentation and our Annual Report on Form 10-K for the year ended December 31, 2019, under the caption “Risk Factors.” These risks may also be further heightened by the continued impact of the COVID-19 pandemic. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are described below and may be described from time to time in reports we file with the SEC, including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. Important factors, among others, that may affect our actual results include: the severity and duration of the ongoing COVID-19 pandemic; potential risks and uncertainties relating to the ultimate geographic spread of COVID-19; actions taken by governmental authorities to contain the COVID-19 outbreak or to mitigate its impact; the potential negative impacts of COVID-19 on the global economy, including the sudden severe rise in unemployment, and the impacts of COVID-19 on our financial condition, business operations and value of our assets, as well as the financial condition and operations of our borrowers; the general political, economic and competitive conditions in the markets in which we invest; defaults by borrowers in paying debt service on outstanding indebtedness and borrowers' abilities to manage and stabilize properties; our ability to obtain or maintain financing arrangements on terms favorable to us or at all, particularly in light of the current disruption in the financial markets; the level and volatility of prevailing interest rates and credit spreads; reductions in the yield on our investments and increases in the cost of our financing; general volatility of the securities markets in which we participate and the potential need to post additional collateral on our financing arrangements; the return or impact of current or future investments; changes in our business, investment strategies or target investments; allocation of investment opportunities to us by our Manager; increased competition from entities investing in our target investments; effects of hedging instruments on our target investments; changes in governmental regulations, tax law and rates and similar matters; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes and our exclusion from registration under the Investment Company Act; availability of desirable investment opportunities; availability of qualified personnel and our relationship with our Manager; the time and cost of the process to internalize our management function; estimates relating to our ability to make distributions to our stockholders in the future; hurricanes, earthquakes and other natural disasters, acts of war and/or terrorism, pandemics, such as COVID-19, and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us, including the risk of impairment charges and any impact on our ability to satisfy the covenants and conditions in our debt agreements; and difficulty or delays in redeploying the proceeds from repayments of our existing investments. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance, and the future performance of the markets in which we operate, are necessarily subject to a high degree of uncertainty and risk. 2

Company Update • Management team has extensive commercial real estate lending experience and has successfully navigated through multiple economic and real estate cycles • More broadly diversified portfolio reduces concentrated event risk ▪ Portfolio is comprised of 99% senior first mortgage loans; Wtd. avg. initial LTV of 66.3%(1) means sponsors have significant equity in their properties PORTFOLIO ▪ No loans on non-accrual status and no loan impairments as of June 30, 2020 CREDIT ▪ July interest payments were strong – over 99% of borrowers made their payments in accordance with their loan QUALITY agreements ▪ Active and constructive dialogue with borrowers who own properties impacted by the COVID-19 pandemic, providing short-term relief so they can sustain their business through temporary disruptions ▪ Proactively engaged in constructive dialogue with all of our lenders resulting in greater balance sheet stability and flexibility for a period of time in exchange for deleveraging of $1.4 billion of outstanding repurchase facility borrowings ▪ Amended the J.P Morgan financing facility resulting in $54.1 million of cash proceeds. The amendment matures on November 2, 2020, with an extension option through December 31, 2020, subject to conditions FINANCING ▪ No other significant near-term maturities. Facilities are generally term-matched with most having no capital markets mark-to-market conditions ▪ 100% of hotel and almost all retail loans financed with repurchase facilities have been de-levered ▪ No corporate debt maturity before December 2022 ▪ Current liquidity of approximately $145 million(2); additional liquidity from cash flow from operations LIQUIDITY ▪ We continue to explore longer-term financing alternatives with our advisors to further enhance the Company’s liquidity position 3 (1) See footnote (4) on p. 15. (2) As of August 7, 2020.

Second Quarter 2020 Highlights ▪ GAAP net loss of $(0.03) per basic share and Core Earnings(1) of $0.25 per basic share, inclusive of $0.12 FINANCIAL per share of realized loss on a loan sale SUMMARY ▪ Book value of $17.47 per common share PORTFOLIO ▪ Funded $71.2 million of existing loan commitments ACTIVITY ▪ Realized principal amortization of $0.6 million and no whole loan repayments during the quarter ▪ Principal balance of $4.4 billion and $5.1 billion in total commitments ▪ 99% senior first mortgage loans and over 98% floating rate PORTFOLIO ▪ Weighted average stabilized LTV of 63.7%(2) and weighted average yield at origination of LIBOR + 4.22%(3) OVERVIEW ▪ Office, multifamily and industrial assets represent over 75% of the investment portfolio ▪ No loan impairments and no loans on non-accrual status ▪ $56.0 million in cash at June 30, 2020 Over $1.1 billion of asset-level financing is non-mark-to-market, including two CLOs and an asset-specific LIQUIDITY & ▪ financing facility CAPITALIZATION ▪ Weighted average maturity of 1.5 years on repurchase agreements, which generally include 1-year extension options ▪ Funded $25.2 million(4) of commitments on the existing loan portfolio; no new loan commitments ▪ Realized approximately $158 million of loan repayments through August 7, 2020 THIRD QUARTER ACTIVITY ▪ Sold loans with an aggregate principal amount of approximately $191 million resulting in approximately $40 million of additional liquidity and approximately $9 million realized loss on sale ▪ Increased borrowings on the J.P Morgan financing facility by $54.1 million for a period of time (1) Core Earnings is a non-GAAP measure. See slide 12 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. (2) See footnote (5) on p. 15. 4 (3) See footnote (2) and (3) on p. 15. (4) As of August 7, 2020.

Second Quarter 2020 Earnings and Book Value • GAAP earnings were affected by $6.9 million (or $0.12 per basic share) of realized loss on a loan sale and $14.2 million (or $0.26 per basic share) of provision for credit losses related to the CECL accounting standard and largely reflects the outlook on macroeconomic conditions resulting from the COVID-19 pandemic • Second quarter book value reflects the absence of distributions to common stockholders related to the suspension of our common stock dividend in Q1 and Q2 of 2020 $ In Per BOOK VA LU E CORE EARNINGS RECONCILIATION(1) Millions Share $18.00 Pre-Provision GAAP Earnings $12.5 $0.23 $0.23 $(0.26) $17.50 $0.07 Provision for Credit Losses (CECL Impact) $(14.2) $(0.26) $17.43 $17.47 $17.00 GAAP Net Loss $(1.7) $(0.03) $16.50 Adjustments: $16.00 Non-Cash Equity Compensation $1.3 $0.02 $15.50 Provision for Credit Losses $14.2 $0.26 Core Earnings(1) $13.8 $0.25 $15.00 3/31/2020 Pre-Prevision Provision for Other 6/30/2020 GAAP Credit Losses Earnings (1) Core Earnings is a non-GAAP measure. See slide 11 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. 5

CONFIDENTIAL Financial Statements Impact at June 30 • Overall allowance for credit losses of $86.0 million, of which $8.1 million is related to future funding obligations and recorded in other liabilities, largely reflects an updated macroeconomic forecast that indicates continued impact of the COVID-19 pandemic • Loans reported on the balance sheet net of the allowance for credit losses ($ in thousands) At 12/31/19 At Adoption At 3/31/20 At 6/30/20 ($ in thousands) Q2 2020 Provision for credit losses ASSETS on: Loans and securities $4,257,086 $4,257,086 $4,338,392 $4,391,281 Loans held-for- $(14,145) investment Allowance for credit — $(16,692) $(64,274) $(77,904) Available-for-sale losses $511 securities Carrying Value $4,257,086 $4,240,394 $4,274,118 $4,313,377 Held-to-maturity $4 securities LABILITIES Other liabilities $(575) Other liabilities — $1,780 $7,534 $8,109 impact(1) Total provision for $(14,205) credit losses STOCKHOLDERS’ EQUITY Cumulative earnings — $(18,472) $(71,808) $(86,013) impact Per share impact — ($0.34) $(0.97) $(0.26) (1) Represents expected loss on unfunded loan commitments. 6

Historical Portfolio 2020 YEAR TO DATE PORTFOLIO ACTIVITY(2) PORTFOLIO SINCE INCEPTION(3) $5,000 $5,093 Total maximum commitments $5,000 $4,416 $4,288 $677 Future funding commitments $260 $(132) $4,000 $4,416 $4,288 $4,000 $3,233 $3,000 $2,379 $3,000 $ In Millions $ In Millions $2,000 $1,437 $2,000 $1,000 $667 $1,000 (1) $- 12/31/2019 2020 Fundings 2020 6/30/2020 Portfolio Prepayments & Amortization (1) Includes fundings of prior loan commitments and deferred interest of $134 million and $1.4million, respectively. (2) Data based on principal balance of investments. (3) Portfolio principal balance as of 12/31/15, 12/31/16, 12/31/17, 12/31/18, 12/31/19, and 6/30/2020. 7

Investment Portfolio as of June 30, 2020 • High quality, well-diversified portfolio comprised of 99% senior first mortgage loans with a weighted average stabilized LTV at origination of 63.7% KEY PORTFOLIO STATISTICS PROPERTY TYPE(1) GEOGRAPHY Industrial, Other, Outstanding 7.3% 0.9% $4,415.8m Retail, Principal Balance 9.1% Southeast, 16.7% Northeast, Total Loan 27.3% $5,093.5m Hotel, Office, Commitments 14.8% 42.8% Midwest, 16.9% Southwest, Multifamily, West, 20.5% Number of 25.1% 123 18.6% Investments Average UPB ~$35.9m COUPON STRUCTURE INVESTMENT TYPE Weighted Average Yield at L + 4.22% Origination(2) Weighted Floating, Senior Loans, 98.9% Average Stabilized 63.7% 98.5% LTV(3) Weighted Average 3.2 years Subordinated Original Maturity Loans, 0.6% Fixed, CMBS, (1) Includes mixed-use properties. 1.5% 0.5% 8 (2) See footnote (2) and (3) on p. 15. (3) See footnote (5) on p. 15.

Diversified Capital Sources WELL-DIVERSIFIED CAPITALIZATION PROFILE WITH MODERATE LEVERAGE ▪ Outstanding borrowing of $2.0 billion across 5 LEVERAGE REPURCHASE large institutional lenders FACILITIES 4.0x 3.5x ▪ Wtd. avg advance rate of 72.3% 3.0x 2.5x ▪ Approximately $1 billion of fully term-matched, 2.0x CRE CLOs(1) non-recourse and non-mark-to-market financing 1.0x CONVERTIBLE ▪ $143.8 million due December 2022 0.0x 6/30/2020 SENIOR NOTES(1) ▪ $131.6 million due October 2023 (3) (4) Recourse Leverage Total Leverage ASSET-SPECIFIC ▪ $150 million non-mark-to-market financing FINANCING MIX(5) FINANCING facility; $121 million outstanding balance Convertible Asset Specific Revolving Facility Notes BRIDGE ▪ A $75 million revolving short-term financing FINANCING facility maturing in 2021 FACILITY(2) CLO's Credit Facilities STOCKHOLDERS’ ▪ Over $960 million of equity capital EQUITY (1) Outstanding principal balance excluding deferred debt issuance costs. (2) Includes option to be exercised at the company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Citibank revolving credit facility from $75 million to up to $150 million. (3) Defined as recourse debt, less cash, divided by total equity. 9 (4) Defined as total borrowings, less cash, divided by total equity. (5) Outstanding balance as of 6/30/2020.

Investment Portfolio LIBOR Floors WEIGHTED AVERAGE LIBOR FLOOR BY LOAN VINTAGE 3.0% 38.2% 40.0% 35.0% 2.5% 28.9% 30.0% 25.0% 2.0% 20.0% 20.0% 1.5% % Portfolio of Month Month U.S. LIBOR - 15.0% 1 10.0% 1.0% 5.5% 4.4% 5.0% 3.0% 0.5% 0.0% (1) 2015 2016 2017 2018 2019 2020 % of Floating Rate Loan Portfolio Wtd. Avg. LIBOR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR Floor 10 (1) Reflects changes to LIBOR floors arising from loan modifications in prior periods.

Second Quarter 2020 Earnings Summary SUMMARY INCOME STATEMENT GAAP NET LOSS TO CORE EARNINGS RECONCILIATION(1) ($ IN MILLIONS, EXCEPT PER SHARE DATA) ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $34.4 GAAP Net Loss $(1.7) Realized (loss) on sale of loans held- $(6.9) Adjustments: for-sale Provision for Credit Losses $(14.2) Provision for Credit Losses $14.2 Operating Expenses $(15.0) Non-Cash Equity Compensation $1.3 GAAP Net Loss $(1.7) Core Earnings $13.8 Wtd. Avg. Basic Common Shares 55,158,283 Wtd. Avg. Basic Common Shares 55,158,283 Net Income Loss Per Basic Share $(0.03) Core Earnings Per Basic Share $0.25 (1) Core Earnings is a non-U.S. GAAP measure that we define as comprehensive income attributable to common stockholders, excluding “realized and unrealized gains and losses” (provision for credit losses, realized and unrealized gains or losses on the aggregate portfolio and non-cash compensation expense related to restricted common stock). We believe the presentation of Core Earnings 11 provides investors greater transparency into our period-over-period financial performance and facilitates comparisons to peer REITs.

Financing & Liquidity as of June 30, 2020 SUMMARY BALANCE SHEET FINANCING SUMMARY ($ IN MILLIONS, EXCEPT PER SHARE DATA) ($ IN MILLIONS) Total Outstanding Wtd. Avg Cash $56.0 Capacity Balance Coupon(4) Repurchase Investment Portfolio, net $4,313.4 $2,411.8(2) $2,030.9 L+2.02% Agreements(1) Repurchase Agreements $2,030.9 Securitized (CLO) $983.5 L+1.64% Debt Securitized (CLO) Debt $983.5 Asset-Specific $150.0 $121.2 L+1.78% Financing Asset-Specific Financing $121.2 Revolving Facility $75.0(3) $12.6 L+2.25% Revolving Facility $12.6 Convertible Debt $270.4 5.98% Convertible Debt $270.4 Total Borrowings $3,418.6 Stockholders’ Equity $964.3 Stockholders’ Equity $964.3 Common Stock Outstanding 55,205,082 Total Leverage(5) 3.5x Book Value Per Common Share $17.47 Recourse Leverage(6) 2.5x (1) Includes all loan and securities repurchase agreements. (2) Includes option to be exercised at the company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Wells Fargo facility from $275 million to up to $350 million. (3) Includes option to be exercised at the company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Citibank revolving credit facility from $75 million to up to $150 million. 12 (4) Does not include fees and other transaction related expenses. (5) Defined as total borrowings, less cash, divided by total equity. (6) Defined as recourse debt, less cash, divided by total equity.

Appendix

Summary of Investment Portfolio Original Maximum Loan Principal Carrying Cash All-in Yield at Maturity Stabilized ($ in millions) Commitment Balance Value Coupon(1) Origination(2) (Years) Initial LTV(4) LTV(5) Senior Loans $5,041.7 $4,364.1 $4,264.9 L + 3.51% L + 4.19% 3.1 66.3% 63.8% Subordinated Loans 27.2 27.2 25.2 L + 9.50% L + 9.84% 8.2 56.0% 49.8% CMBS 24.5 24.5 23.3 L + 7.07% L + 7.61% 2.8 71.4% 71.4% Total Weighted/Average $5,093.4 $4,415.8 $4,313.4 L + 3.54% L + 4.22%(3) 3.2 66.3% 63.7% (1) See footnote (1) on p. 15. (2) See footnote (2) on p. 15. (3) See footnote (3) on p. 15. 14 (4) See footnote (4) on p. 15. (5) See footnote (5) on p. 15.

Investment Portfolio Detail

($ in millions)	Type	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon[1]	All-in Yield at Origination[2]	Original Maturity (Years)	State	Property Type	Initial LTV[4]	Stabilized LTV[5]
Asset 1	Senior	07/18	$126.9	$110.3	$107.7	L + 3.34%	L + 4.27%	2.0	CA	Retail	50.7%	55.9%
Asset 2	Senior	12/15	120.1	120.1	117.5	L + 3.65%	L + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 3	Senior	10/19	120.0	86.9	84.8	L + 3.24%	L + 3.86%	3.0	CA	Office	63.9%	61.1%
Asset 4	Senior	12/19	101.7	82.3	80.9	L + 2.75%	L + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 5	Senior	08/19	100.3	78.5	77.3	L + 2.80%	L + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 6	Senior	07/19	94.0	70.7	69.0	L + 3.69%	L + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 7	Senior	06/19	92.4	69.4	66.9	L + 3.45%	L + 3.88%	3.0	TX	Hotel	56.1%	48.1%
Asset 8	Senior	12/18	92.0	56.4	55.5	L + 3.75%	L + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 9	Senior	10/19	87.8	65.7	64.2	L + 2.55%	L + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 10	Senior	05/17	86.8	82.6	81.9	L + 3.50%	L + 4.82%	4.0	MA	Office	71.3%	71.5%
Asset 11	Senior	01/20	81.9	50.0	49.0	L + 3.25%	L + 3.93%	3.0	CO	Industrial	47.2%	47.5%
Asset 12	Senior	06/19	80.4	79.9	78.9	L + 2.69%	L + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 13	Senior	09/19	75.6	68.4	67.6	L + 3.07%	L + 3.58%	3.0	NY	Multifamily	62.7%	67.1%
Asset 14	Senior	10/19	75.1	75.1	70.9	L + 3.36%	L + 3.73%	3.0	FL	Mixed-Use	67.7%	62.9%
Asset 15	Senior	10/17	74.8	51.1	49.7	L + 4.07%	L + 4.47%	4.0	DC	Office	67.0%	66.0%
Assets 16-123	Various	Various	3,683.7	3,268.4	3,191.6	L + 3.64%	L + 4.32%	3.2	Various	Various	67.2%	63.9%
Total/Weighted Average			**$5,093.5**	**$4,415.8**	**$4,313.4**	**L + 3.54%**	**L + 4.22%[3]**	**3.2**			**66.3%**	**63.7%**

(1) Cash coupon does not include origination or exit fees.
(2) Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications.
(3) Calculations of all-in weighted average yield at origination exclude fixed rate loans.
(4) Initial loan-to-value ratio (LTV) is calculated as the initial loan amount (plus any financing that is *pari passu* with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal.
(5) Stabilized LTV is calculated as the fully funded loan amount (plus any financing that is *pari passu* with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies.

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Average Balances and Yields/Cost of Funds Quarter Ended June 30, 2020 ($ in thousands) Average Balance(1) Interest Income/Expense Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans $4,321,988 $59,764 5.5% Subordinated loans 27,377 656 9.6% Available-for-sale securities 12,798 247 7.7% Held-to-maturity securities 11,751 236 8.0% Other - 41 -% Total interest income/net asset yield $4,373,914 $60,944 5.6% Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans $3,150,219 $21,809 2.8% Subordinated loans 8,632 76 3.5% Available-for-sale securities 7,633 79 4.2% Held-to-maturity securities 6,506 73 4.5% Other Unsecured(2) 270,301 4,525 6.7% Total interest expense/cost of funds $3,443,291 $26,562 3.1% Net interest income/spread $34,382 2.5% (1) Average balance represents average amortized cost on loans held-for-investment, AFS securities and HTM securities. (2) Includes unsecured convertible senior notes. 16

Condensed Balance Sheets GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS June 30, December 31, (in thousands, except share data) 2020 2019 ASSETS (unaudited) Loans held-for-investment $ 4,366,757 $ 4,226,212 Allowance for credit losses (76,710) — Loans held-for-investment, net 4,290,047 4,226,212 Available-for-sale securities, at fair value 12,542 12,830 Held-to-maturity securities 10,788 18,076 Cash and cash equivalents 55,969 80,281 Restricted cash 3,497 79,483 Accrued interest receivable 11,649 11,323 Other assets 31,156 32,657 Total Assets $ 4,415,648 $ 4,460,862 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase agreements $ 2,030,916 $ 1,924,021 Securitized debt obligations 983,521 1,041,044 Asset-specific financings 121,242 116,465 Revolving credit facilities 12,589 42,008 Convertible senior notes 270,437 269,634 Dividends payable 25 23,063 Other liabilities 31,582 24,491 Total Liabilities 3,450,312 3,440,726 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 and 1,000 shares issued and outstanding, respectively 1,000 1,000 Stockholders’ Equity Common stock, par value $0.01 per share; 450,000,000 shares authorized and 55,205,082 and 54,853,205 shares issued and outstanding, respectively 552 549 Additional paid-in capital 1,051,159 1,048,484 Accumulated other comprehensive (loss) income — 32 Cumulative earnings 104,680 162,076 Cumulative distributions to stockholders (192,055) (192,005) Total Stockholders’ Equity 964,336 1,019,136 Total Liabilities and Stockholders’ Equity $ 4,415,648 $ 4,460,862 17

Condensed Statements of Comprehensive Income Three Months Ended Six Months Ended GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME June 30, June 30, (in thousands, except share data) 2020 2019 2020 2019 Interest income: (unaudited) (unaudited) Loans held-for-investment $ 60,299 $ 58,133 $ 123,558 $ 114,798 Loans held-for-sale 121 — 121 — Available-for-sale securities 247 311 527 619 Held-to-maturity securities 236 613 546 1,274 Cash and cash equivalents 41 907 367 1,418 Total interest income 60,944 59,964 125,119 118,109 Interest expense: Repurchase agreements 14,276 13,529 33,951 30,518 Securitized debt obligations 6,502 13,554 15,936 23,413 Convertible senior notes 4,525 4,491 9,041 8,956 Asset-specific financing 939 598 2,061 598 Revolving credit facilities 320 165 562 860 Total Interest Expense 26,562 32,337 61,551 64,345 Net interest income 34,382 27,627 63,568 53,764 Other (loss) income: Provision for credit losses (14,205) — (67,541) — Realized losses on sales (6,894) — (6,894) — Fee income — 202 522 1,115 Total other (loss) income (21,099) 202 (73,913) 1,115 Expenses: Management fees 3,959 3,763 7,866 7,212 Incentive fees — — — 244 Servicing expenses 1,002 885 2,111 1,658 Other operating expenses 10,060 5,006 18,613 10,622 Total expenses 15,021 9,654 28,590 19,736 (Loss) income before income taxes (1,738) 18,175 (38,935) 35,143 (Benefit from) provision for income taxes (5) (2) (11) (3) Net (loss) income (1,733) 18,177 (38,924) 35,146 Dividends on preferred stock 25 25 50 50 Net (loss) income attributable to common stockholders $ (1,758) $ 18,152 $ (38,974) $ 35,096 Basic (loss) earnings per weighted average common share $ (0.03) $ 0.34 $ (0.71) $ 0.68 Diluted (loss) earnings per weighted average common share $ (0.03) $ 0.33 $ (0.71) $ 0.68 Dividends declared per common share $ — $ 0.42 $ — $ 0,84 Weighted average number of shares of common stock outstanding: Basic 55,158,283 53,953,634 55,107,347 51,292,318 Diluted 55,158,283 67,624,395 55,107,347 51,292,318 Comprehensive (loss) income: Net (loss) income attributable to common stockholders $ (1,758) $ 18,152 $ (38,974) $ 35,096 Other comprehensive (loss) income, net of tax: 18 Unrealized (loss) gain on available-for-sale securities 3,712 32 (32) 224 Other comprehensive (loss) income 3,712 32 (32) 224 Comprehensive (loss) income attributable to common stockholders $ 1,954 $ 18,184 $ (38,006) $ 35,320